UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

Renewable Energy Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54374	26-4785427
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

416 South Bell Avenue

Ames, Iowa 50010

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000

Former name: REG Newco, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 4, 2011, REG Albert Lea, LLC (“REG Sub”), a wholly-owned subsidiary of Renewable Energy Group, Inc. (the “Company”) entered into a Loan Agreement (the “Loan Agreement”) with USRG Holdco IX, LLC (“USRG”) and USRG Management Company, LLC (“USRG Management”), under which USRG agreed to loan REG Sub $10.0 million (the “Loan”) for the purpose of purchasing feedstocks and chemicals for the Company’s biodiesel production facility located in Freeborn County, Minnesota. The Loan is evidenced by a Note by REG Sub in favor of USRG. Amounts borrowed under the Loan Agreement bear interest at a rate of 12%. REG Sub is obligated to pay interest on the amounts borrowed monthly beginning on August 15, 2011. The amounts borrowed under the Loan Agreement are repayable in full on December 15, 2011 with certain prepayments due weekly beginning November 15, 2011. In the event the Loan is not repaid in full by December 15, 2011, certain additional penalty payments will accrue each day until the amounts borrowed and any penalty payments are paid. Amounts outstanding under the Loan Agreement may become immediately due and payable upon the occurrence of specified events, including: failure to pay any obligations under the Loan Agreement or any of the other Loan Documents (as defined in the Loan Agreement) that have become due; breach of any representation or warranty, or certain covenants; insolvency of REG Sub or the Company; and a change of ownership of REG Sub.

In addition, the Loan is secured by a Mortgage, Security Agreement, Financing Statement and Fixture Filing with Absolute Assignment of Rents and Leases covering REG Sub’s real property and a Security Agreement covering REG Sub’s personal property.

The Company has executed a Guaranty of the Loan in favor of USRG (the “Guaranty”) and has executed a Pledge Agreement (the “Pledge Agreement”) under which its membership interests in REG Sub are pledged to USRG as security for REG Sub’s performance under the terms of the Loan Agreement.

The foregoing description of the Loan Agreement, the Note, the Guaranty and the Pledge Agreement are qualified in its entirety by reference to each of the agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Loan Agreement, dated as of August 4, 2011, by and among REG Albert Lea, LLC, USRG Holdco IX, LLC and USRG Management Company, LLC.

10.2	Note of REG Alberta Lea, LLC. dated August 4, 2011.

10.3	Pledge Agreement, dated as of August 4, 2011, by and among Renewable Energy Group, Inc. and USRG Holdco IX, LLC.

10.4	Guaranty of Renewable Energy Group, Inc. of the obligations of REG Alberta Lea, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2011

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Loan Agreement, dated as of August 4, 2011, by and among REG Albert Lea, LLC, USRG Holdco IX, LLC and USRG Management Company, LLC.

10.2	Note of REG Alberta Lea, LLC. dated August 4, 2011.

10.3	Pledge Agreement, dated as of August 4, 2011, by and among Renewable Energy Group, Inc. and USRG Holdco IX, LLC.

10.4	Guaranty of Renewable Energy Group, Inc. of the obligations of REG Alberta Lea, LLC.